Exhibit 99.1

 INVESTOR PRESENTATION | MAY 2020

 Forward-Looking Statements  Certain statements in this Investor Presentation may be regarded as "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Certain forward-looking statements discuss the Company’s plans, strategies and intentions, and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “expects,” “may,” “will,” “believes,” “should,” “would,” “could,” “approximately,” “anticipates,” “estimates,” “targets,” “intends,” “likely,” “projects,” “positioned,” “strategy,” “future,” and “plans.” In addition, these words may use the positive or negative or other variations of those terms. All statements other than statements of historical fact are “forward–looking statements” for purposes of federal and state securities laws. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ from those expressed or implied by the forward-looking statement.These forward-looking statements are based on various assumptions and the current expectations of the management of the Company, and may not be accurate because of risks and uncertainties surrounding these assumptions and expectations. Certain factors may cause actual results to differ significantly from these forward-looking statements. If any of the events occur, there is no guarantee what effect they will have on the operations or financial condition of the Company. Major risks, uncertainties and assumptions include, but are not limited to, risks relating to: the Company’s capital and financing needs and availability; any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; the Company’s ability to integrate and operate assets successfully after the closing of an acquisition; demand fluctuations in the housing industry; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages, and the strength of the U.S. dollar; ability to adapt the Company’s business strategy to changing home buying patterns and trends; ability to identify and acquire desirable land; the impact of the COVID-19 pandemic on the Company’s business operations; and other factors. However, it is not possible to predict or identify all such factors.In addition, the Company has disclosed under the heading “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 7, 2020, the risk factors which materially affect its business, financial condition and operating results. Investors are encouraged to review the Annual Report for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. Forward-looking statements included herein are made as of the date hereof, and the Company undertakes no obligation to publicly update or revise any forward-looking statement to reflect future events, developments or otherwise, except as may be required by applicable law. Non-GAAP Financial InformationThis Investor Presentation includes certain non-GAAP financial measures as defined by SEC rules. Such non-GAAP financial measures are presented as a supplemental financial measurements in the evaluation of our business. We believe the presentation of these financial measures helps investors to assess our operating performance from period to period and enhances understanding of our financial performance and highlights operational trends. Non-GAAP financial measures are widely used by investors in the valuation, comparison, rating and investment recommendations of companies. However, such measurements may not be comparable to those of other companies in our industry, which limits their usefulness as a comparative measures. Such measures are not required by or calculated in accordance with GAAP and should not be considered as a substitutes for net income or any other measure of financial performance reported in accordance with GAAP or as a measure of operating cash flow or liquidity. Non-SolicitationThe information in this Investor Presentation is for informational purposes only and is neither an offer to sell, nor a solicitation of an offer to subscribe for or buy any securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

COMPANY OVERVIEW



$2.5 BILLION
LTM Q1 2020
home sales revenues

8,201
LTM Q1 2020
homes closed

TOP 10 U.S. HOMEBUILDER[1]
Premier publicly traded homebuilder

17 CONSECUTIVE YEARS OF PROFITABILITY
Profitable through multiple housing cycles

$1.1 BILLION
Stockholders' equity

35,831 LOTS
Attractive land position

KEY MARKETS
Focused on markets with robust economic, job, and population growth

FINANCIAL SERVICES
Provides mortgage, title and insurance services generating ancillary income with robust margins

Source: Company filings
(1) Based on 2018 closings

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 Source: Company filingsMarket reportable segments are defined as follows: West (California and Washington), Mountain (Colorado, Nevada and Utah), Texas, Southeast (Georgia, North Carolina, South Carolina and Tennessee), and Century Complete (Alabama, Arizona, Florida, Georgia, Indiana, Iowa, Michigan, North Carolina, Ohio, South Carolina and Texas)   LTM Q1 2020 HOME SALES REVENUES ($MM)(1)  LTM Q1 2020 HOME SALE DELIVERIES(1)  $2.5B  8,201  Entry level buyers represent approximately 82% of Q1 2020 deliveries  Two complementary brands with high exposure to attractive entry-level segment

2Q PERFORMANCE UPDATE

- 2020 April Net Sales essentially the same, down less than 1% from prior year
- Gross and Net Sales improved sequentially through April
- Cancellations have improved from elevated levels in March
  - Now in-line with year-to-date average
- Repaid $100M on the line of credit in May
- Continue to see states loosen coronavirus-related restrictions, reopen their economies and begin to lift social-distancing and stay-at-home orders



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KEY INVESTMENT HIGHLIGHTS

- **Seasoned & Cycle Tested Management Team**
- **Successful History of M&A and Integration**
- **Attractive Entry Level Buyer Focus**
- **Geographically Diverse Top-10 U.S. Builder**
- **Strong Performance Across Financial Metrics**
- **Consistent Track Record of Profitable Growth**
- **Returns Focused Business Model**
- **Strong Balance Sheet with Ample Liquidity**



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       SEASONED & CYCLE TESTED management TEAM      DALE FRANCESCONCHAIRMAN AND CO-CHIEF EXECUTIVE OFFICER Co-Founder of CCS Co-Largest Shareholder 25+ years of homebuilding experience  ROBERT FRANCESCONPRESIDENT AND CO-CHIEF EXECUTIVE OFFICERCo-Founder of CCS Co-Largest Shareholder 25+ years of homebuilding experience  DAVID MESSENGERCHIEF FINANCIAL OFFICER CFO of CCS Since 2013 25+ years of real estate and finance experience

 Founded in 2002 by Dale and Rob Francescon Aligned with shareholders with ~12.5% ownership of CCSProfitable every year since founding – 17 consecutive years, including through the most recent economic downturnSuccessfully executed numerous equity and debt capital raises, with a commitment to maintaining a conservative balance sheet Completed and fully integrated seven acquisitions since 2012  Financial Metrics  Operating Metrics  2015  LTM Q1 2020  Experienced management team    Seasoned and cycle-tested management team  Track record of profitable growth    # of Markets  28  8    # of States  17  4    Owned/Controlled Lots   35,831  13,160    Deliveries  8,201  2,401    ASP ($000s)  $309   $302    Total Revenues ($mm)  $2,605   $734     Adjusted EBITDA ($mm)  $236  $78     Adjusted Pretax Net (Loss) / Income ($mm)  $160  $60    Shareholders’ Equity ($mm)  $1,085  $409

 Successful HISTORY of M&A and integration  2014  2015  2014  Completed 7 acquisitions since 2012, adding 16 states and more than 36,000 total lots Consistently target markets with sound economic and buyer profiles History of buying at right time, location and priceDemonstrated ability to successfully integrate and create operating synergiesExpect to recognize benefits of scale and operating leverage into 2020 and beyond    CCS acquisitions and new business  2016  201 6  Acquisition  Date  FY14Q4  FY18Q2  FY17Q3  FY17Q4  FY14Q3  FY14Q2  FY13Q3  2013  2017  2013  2017   Rationale  Acquired 2,120 lots in Atlanta for $57mmWell-established #2 homebuilder in AtlantaProducts catered to first time and move-up buyers   Acquired homes and lots for $50mm in highly desirable submarkets of the greater Seattle area Deal created top-10 homebuilder in Seattle  Business combination with UCP, Inc. for $359mm Entered West; Strengthened Southeast presenceWide product offering  Acquired remaining 50% in Q2 2018 for $37.5mm; Invested initial $15mm for 50% JV stake in Q4 2016Fastest growing private and 35th largest US builderSolely focused on entry-level housing  Acquired 84 homes and 601 lots in Houston for $13mmProduct targeted at first time and first move-up buyers  Acquired 1,761 lots in Las Vegas for $165mmWide product offering targeting first and second time move-up home buyers   Acquired 166 lots and 95 homes for $15.7mmWell-recognized private homebuilder in Austin and San Antonio, Texas  Formed financial services company to provide title and mortgage services to Century buyers Provides title, mortgage and insurance services to select markets  FY16Q3  Las Vegas Land Holdings

 FOCUSED ON INCREASING EXPOSURE TO MORE AFFORDABLE PRICE POINT OFFERINGS  $500K+  $400-$499K  $250-$399K  <$250K  LTM Q1 2020 HOME SALE DELIVERIES BY ASP  High-demand for affordable housing driven by low supply and rise of new household creation across the U.S.CCS strongly positioned to offer some of the lowest priced, new home opportunities across marketsContinued progress in lowering average selling price (ASP) of homes1Q 2020 ASP decreased to $307,200 down from $314,700 in 1Q 2019

TWO COMPLEMENTARY BRANDS WITH HIGH EXPOSURE TO ATTRACTIVE ENTRY-LEVEL SEGMENT

CENTURY COMMUNITIES

BROAD-BASED PORTFOLIO

- Broadly targeted customers:
  - First time homebuyers
  - First and second move-up buyers
  - Lifestyle buyers
- Customizable and diversified product offering
- Traditional model home sales structure

CENTURY Complete

AFFORDABLE HOME BUYER

- Targets entry-level customers – 100% within FHA limits[1]
- Affordable, functional and reliable homes
- Acquires finished lots, primarily just in time inventory
- Sells homes primarily through retail outlets and the internet as opposed to model homes
- Highly scalable business model, which requires less capital investment and yields quicker asset turns

(1) 1Q 2020 Home Sales Revenues and Backlog ASP

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INCREASED FOCUS ON AFFORDABILITY

82% Exposure to Entry-level Buyers Across Combined Portfolio in 1Q 2020


82%

- ✓ Strongly positioned within the attractive affordable homebuyer category
- ✓ Ahead of peers on shift to more affordable price points
- ✓ Focus on value-conscious home buyers allows Century to capitalize on largest segment of new home buyers
- ✓ The affordable home category represents an attractive and growing demographic facing a shortage of inventory

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INCREASED INVESTMENT IN ONLINE HOMEBUYING RESOURCES ACROSS ENTIRE PORTFOLIO

Century's comprehensive virtual resources enable homebuyers to:

- ✓ Explore floor plans and quick move-in homes
- ✓ Set up virtual appointments with Onsite Agents through call/chat
- ✓ Schedule video walkthroughs of homes and communities
- ✓ Sign contracts electronically
- ✓ Transfer earnest money deposits electronically
- ✓ Utilize effective, one-stop financing and closing solutions through Century's mortgage, title and insurance companies

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 Top 10 U.S. Builder with a national footprint across attractive Markets  March 31, 2020  17 states28 markets 35,831 lots  Century Communities Brand        Century Communities & Century Complete Brands  Century Complete Brand

 STRONG PERFORMANCE ACROSS FINANCIAL METRICS  Home Sales Revenue  Homes Delivered  Net New Orders  Delivery ASP(1)  Absorption(2)  Reflects company’s expansion into entry level homesBased on monthly net new orders divided by number of selling communities at period end (excluding Century Complete Homes)  Net Income                          53%  17%  45%  14%  29%  39%  9%  18%  2%  10%  12%  31%  3 months 1Q’20 (YOY)   Full Year 2019 (YOY)

       Consistent TRACK Record OF Profitable growth   TOTAL REVENUE ($MM)  +255%  HOME DELIVERIES   +242%  NET HOME CONTRACTS   +256%    Significant Expansion Across All Key Operating Metrics 2015 through LTM 1Q 202017 Consecutive Years of Profitability    NET INCOME ($MM)  +213%

 Strong balance sheet with AMPLE LIQUIDITY  Rated B+ by S&P and B2 by Moody’sSignificant liquidity(2) position ($592mm)$400mm senior unsecured notes5.875%/July 2025$500mm senior unsecured notes6.75%/June 2027$640mm unsecured revolving line of creditMatures April 2023      Source: Public filings as of 12/31/2019Cash includes cash ($451.0mm) and cash held in escrow ($22.5mm) Available liquidity calculated as cash plus cash held in escrow plus availability on the revolving credit facility  SUMMARY BALANCE SHEET / CAPITALIZATION

CENTURY COMMUNITIES

KEY INVESTMENT HIGHLIGHTS

- Seasoned & Cycle Tested Management Team
- Successful History of M&A and Integration
- Attractive Entry Level Buyer Focus
- Geographically Diverse Top-10 U.S. Builder
- Strong Performance Across Financial Metrics
- Consistent Track Record of Profitable Growth
- Returns Focused Business Model
- Strong Balance Sheet with Ample Liquidity



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Regional Information As of 3/31/20  2,594Homes  35,831 Lots  $861mm Value  Total lots  Lot inventory    Backlog value    Backlog homes       Owned   Controlled   Total  West   3,243   1,340   4,583  Mountain   6,983   4,552   11,535  Texas   3,066   2,075   5,141  Southeast   4,200   3,062   7,262  Century Complete   3,360   3,950   7,310  Total    20,852   14,979   35,831

 Historical Financials